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     UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2001

      EXELIXIS, INC. (Exact name of registrant as specified in its charter)
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                DELAWARE                               0-30235                      04-3257395
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
(State or other jurisdiction of incorporation)  (Commission File No.)  (I.R.S. Employer Identification No.)
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                                 170 Harbor Way
                                  P.O. Box 511
                          South San Francisco, CA 94083
          (Address of principal executive offices, including zip code)
                                  (650) 837-7000
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountants

On December 14, 2001, the Company dismissed PricewaterhouseCoopers LLP (PwC) as the independent accountants of the Company and appointed Ernst & Young LLP (E&Y) as its independent auditors. The decision to change independent accountants has been approved by the Audit Committee under authority granted by the Board of Directors of the Company.

The independent accountants' reports on the Company's financial statements for each of the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the fiscal years ended December 31, 2000 and 1999 and through December 14, 2001, there were no disagreements as defined by
Item 304 (a)(1)(iv) of Regulation S-K between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2000 and 1999, and through December 14, 2001, there were no reportable events as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2000 and 1999, and through December 14, 2001, the Company did not consult with E&Y regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits.

16          Letter  from  PricewaterhouseCoopers  LLP  regarding  change  in certifying  accountant.


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
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16            Letter from PwC regarding its concurrence with the Registrant's statement regarding change of accountants.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 21, 2001

                                 Exelixis,  Inc.

                                 /s/ Glen Y. Sato
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                                 Glen Y. Sato
                                 Chief Financial Officer, Vice President,
                                 Legal  Affairs  and Secretary
                                (Principal  Financial  and  Accounting  Officer)
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